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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                             Date of Report (Date of
                            earliest event reported):
                                  July 2, 2002

                             World Associates, Inc.
                             ----------------------

                                     NEVADA
                            (State of incorporation)

       000-27949                                            88-0406903
(Commission File Number)                       (IRS Employer Identification No.)


         Registrant's Address And Telephone Number, Including Area Code
         --------------------------------------------------------------
                          4160 S. Pecos Road, Suite 20
                            Las, Vegas, Nevada 89121
                                  702-914-6092


                               SAFE HARBOR NOTICE
                               ------------------

This filing contains "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Act of 1934. Although the Company believes that the expectations reflected in such statements are reasonable, no assurances can be given that they will prove correct. The Company remains exposed to risk factors that include the availability of financing, the availability of qualified personnel, market competition, meeting time critical filing deadlines, title issues on real property, liability claims, the inability to get entitlements or approvals for real property, poor conditions for selling its stock, that there will be no exemption that would allow the Company to seek a listing on the OTC: Bulletin Board and others. Statements made herein are not a guarantee of future corporate or stock performance. The Company does not update or revise its forward-looking statements even if it becomes clear projected results (expressed or implied) will not be realized.

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ITEM 1. CHANGES IN CONTROL OF REGISTRANT.

NOT APPLICABLE

ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS.

On May 20, 2002 World Associates, Inc., the "Company", executed an agreement, the "Agreement", to acquire a majority interest (not less than 80%) in Superior Development, Inc., a Southern California real estate firm located in Anaheim, California. One June 3, 2002 the Company disclosed the Agreement in an 8-K filing on June 4, 2002.

On July 2, 2002 the Parties to the Agreement executed an amendment to the Agreement, hereinafter referred to as the Amended Agreement. The Amended Agreement provides that the Company shall purchase certain real estate assets of Superior Development, Inc. at specific values, as shown in Exhibit G of the Amended Agreement, in consideration for the Preferred Stock of the Company on terms specified on Exhibit B of the Amended Agreement.

The Amendment to the Agreement is provided below as an exhibit to this 8-K.

As of the date of this filing the following properties were transferred into the name of Superior Real Estate, Inc., a wholly owned subsidiary of the Company.

     Preferred Series         Property Name                Series Value
     ----------------         -------------                ------------

         Series A             Miracle Lake                  $4,600,000
         Series C             Valley Vista                    $400,000
         Series E             Commercial Out Parcels          $680,000
         Series F             Industrial Site                  $70,000

The following properties are still in process and should be transferred in due course.

         Series B             Heritage Gardens             $1,650,000
         Series D             Beaumont Joint Venture         $600,000

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

May 20, 2002
Agreement Amendment
                               AGREEMENT AMENDMENT

This agreement amendment, (the Amendment) amends and revised a certain Agreement to Exchange Shares, (the "Agreement") executed on May 20, 2002 by and between World Associates, Inc., a Nevada corporation, hereinafter the "Company", and Superior Development, Inc., a Nevada corporation, including its shareholders, hereinafter "Superior", and hereinafter collectively as the "Parties".


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                                    RECITALS:

WHEREAS, the Parties executed the Agreement which provided that the Company would acquire 100% of the issued and outstanding stock of Superior, hereinafter "Superior Stock", in exchange for Preferred Stock in the Company which the Parties hereby amend, and;

WHEREAS, this Amendment shall be a part of the Agreement, which terms and conditions shall remain in full force and effect. Defined terms in the Agreement shall have the same meaning herein, except that any provisions of the Agreement that are inconsistent with this Amendment shall be controlled by this Amendment, and;

NOW THEREFORE in consideration of the foregoing recitals, the mutual covenants, representations and warranties contained herein and for other good and valuable consideration the existence, sufficiency and receipt of which is hereby acknowledged, the Parties hereto agree as follows:

1. DELETE AND REPLACE: Paragraph 1. of the Agreement, Exchange of Shares, shall be deleted and replaced with the language found in Paragraph 2 shown immediately below.

2. ASSET PURCHASE: Subject to the terms and conditions of the Agreement, including this Amendment, the Company shall issue Preferred Stock in consideration for the Superior RE Assets, further defined herein as the "Superior Development Real Estate Assets" as shown on Exhibit F of the Agreement.

         2.1 COMMON STOCK: The Commons Stock shall be issued as contemplated in the Agreement, except that at least 50% or more of the Superior Development Real Estate Assets shall have been transferred to the Company prior to delivery of the Management Shares.

         2.2 PREFERRED STOCK: The Company shall issue its Preferred Stock in consideration for the Superior Development Real Estate Assets on terms and conditions in the Agreement, and as further set forth in Exhibit B, the Preferred Stock Terms Sheet, attached this Amendment. The Exhibit B attached hereto shall replace in its entirety Exhibit B in attached to the Agreement.

         2.3 DELIVERY. Each series of Preferred Stock, as shown in Exhibit G, shall be delivered into escrow in a form ready for transfer to Superior subject to the proper transfer of each of the Superior Development Real Estate Assets to Superior RE (a wholly owned acquisition subsidiary of the Company called Superior Real Estate, Inc.) by means of a grant deed in a form acceptable to the Company and its legal counsel. Transfer of one or more assets may occur one or more times until all the Superior Development Real Estate Assets are transferred and each series of Preferred Stock, as shown in Exhibit G is delivered.

AGREEMENT AMENDMENT

By and between:
Superior Development, Inc. & World Associates, Inc.

Page 2 of 2


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IN WITNESS WHEREOF, the Parties hereto have executed this Amendment as of the day and date(s) shown below.

Superior Development, Inc.
Howard Palmer, President

/S/  Howard M. Palmer                       Date:  July 1, 2002


World Associates, Inc.
Randall H. Prouty, President

/S/  Randall Prouty                         Date:  July 1, 2002

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                                    EXHIBIT B
                           Preferred Stock Terms Sheet
                           ---------------------------

The Parties hereto agree the Preferred Stock to be issued in connection with the Agreement, including this Amendment, shall be transferred to Superior as, if and when as each of the Superior Development Real Estate Assets are transferred to the Company's wholly owned subsidiary, Superior Real Estate, Inc., also know as Superior RE in the Agreement, subject to the terms and conditions of the Agreement, including this "Preferred Stock Terms Sheet".

WHEREAS, Superior has agreed to buy and the Company has agreed to purchase certain real estate assets as shown in Exhibit F, the "Superior Development Real Estate Assets", in consideration for a lettered series of Preferred Stock as shown in Exhibit G, the "Superior Preferred Stock".

NOW THEREFORE in consideration of the foregoing recitals, the mutual covenants, representations and warranties contained in the Agreement and this Amendment and for other good and valuable consideration the existence, sufficiency and receipt of which is hereby acknowledged, the Company agrees it shall issue a series of Preferred Stock with such rights, preferences set forth in this "Preferred Stock Terms Sheet".

1. PREFERRED STOCKHOLDER: The Superior Preferred Stock, with such rights and preferences as are herein defined, shall be transferred into the name of Superior as, if and when the Superior Development Real Estate Assets are transferred to the Company's newly formed wholly owned subsidiary Superior Real Estate, Inc.

2. REAL ESTATE ASSETS: An inventory of the Superior Development Real Estate Assets is shown on Exhibit F. The total value for the Superior Development Real Estate Assets is agreed to be EIGHT MILLION DOLLARS ($8,000,000), the Preferred Stock Value, which value shall be prorated according to the individual assets as specified in Exhibit G attached to this Amendment.


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3. CONVERSION: Each series of Preferred Stock issued under this Agreement is convertible into Common Stock on the following basis.

         3.1 UPON MERGER: In the event that Superior RE merges with the Company the Superior Preferred Stock shall convert into restricted common shares of the Company. In that event Superior RE could be issued sufficient shares in the Company so that control would pass to Superior RE.

         3.2 FORMULA FOR CONVERSION: The number of shares in the Company upon conversion shall be equal to the Series Value divided by the average closing price on the Company's common stock during the last 10 trading days prior to the date of conversion, as shown on a national stock exchange.

         3.3 CONVERSION TIMING: The timing for the merger shall be as deemed appropriate by the Board of the Company.

Exhibit B
Preferred Stock Terms Sheet

Page 2 of 2

4. REGISTRATION RIGHTS: The Superior Preferred Stock issued hereunder may also be converted into shares of Superior RE common shares.

         4.1 REGISTRATION STATEMENT: In the event a registration statement is prepared for Superior RE so that its shares can become publicly traded, the Series A Preferred Stock may, at the option of the Company, be converted into shares of Superior RE and included in the registration statement.

         4.2 FORMULA FOR CONVERSION UPON REGISTRATION: The number of shares in Superior RE upon conversion shall be equal to the Series Value divided by offering price per share for those shares sold in the registration statement.

         4.3 REGISTRATION TIMING: In the event the Company causes a registration statement to be done for Superior RE the Company shall include the stock underlying the Series A Preferred Stock to be registered. The timing and circumstances of any such registration shall be at the discretion of the Board of the Company.

5. LIQUIDATION PREFERENCE: In the event of any liquidation, dissolution or winding up of the Company, the holders of Series A Preferred Stock will be entitled to receive in preference to the holders of Common Stock an amount equal to 100% of the Series A Value, the "Series A Liquidation Preference". This preference shall only attach to Superior RE Assets and no other assets or stock of the Company. This preference shall be subordinate to any commercial or institutional debt, debenture other security instrument that may provide financing to Superior or the Company.


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6. OTHER RIGHTS: The Series A Preferred Stock shall only have such rights and preferences as are specified herein and no others. It shall have none of the following rights, a) voting rights, b) dividends, or c) special information rights.

7. ACCREDITED INVESTORS. Offers and sales of Series A Preferred Stock will be only to "accredited investors" as that term is defined under Regulation D of the Securities Act of 1933, as amended.

8. ANTI-DILUTION RIGHTS: The Series A Preferred Stock shall not have anti-dilution protection.

                                    Exhibit G
            Schedule of Real Estate and Preferred Stock Series Values
            ---------------------------------------------------------


The real estate assets of Superior Development, Inc. referred to in the Agreement as the Superior RE Assets, or as further defined in this Amendment, the Superior Development Real Estate Assets.


         Preferred Series        Property Name               Series Value
         ----------------        -------------               ------------

         Series A                Miracle Lake                  $4,600,000
         Series B                Heritage Gardens              $1,650,000
         Series C                Valley Vista                    $400,000
         Series D                Beaumont Joint Venture          $600,000
         Series E                Commercial Out Parcels          $680,000
         Series F                Industrial Site                  $70,000
                                                               ==========
                                     Total                     $8,000,000


SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

World Associate, Inc.
Randall Prouty, President

/s/ Randall Prouty                  Date:  July 15, 2002